Stockholder's Equity	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
STOCKHOLDER'S EQUITY
STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All shares are issued and outstanding as of December 31, 2018 and 2017 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid dividends of $6.0 million, $15.8 million, and $3.8 million during the years ended December 31, 2018, 2017 and 2016, respectively. The Company received a capital contribution from an affiliated entity of $3.7 million related to the sale of Assurant Employee Benefits during the year ended December 31, 2016.
The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus (see as described in Note 7 to the Financial Statements).